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                                                                 EXHIBIT 10.10.1


Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.10 to the Quarterly Report on Form 10-Q of Visteon for the quarterly period ended September 30, 2004.


                                  Name
                                  ----
                                  Peter J. Pestillo

                                  Michael F. Johnston

                                  James C. Orchard

                                  James F. Palmer

                                  Dr. Heinz Pfannschmidt

                                  Anjan Chatterjee

                                  Stacy L. Fox

                                  Robert H. Marcin